SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 July 28, 1998
                                (Date of Report)


                               SOFTLOCK.COM, INC.
            (Exact Name of Registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)


           33 - 37751 - D                                84-1130229
     (Commission File Number)             (IRS Employer Identification Number)


                  399 Alexander Street, Rochester, New York 14607 (Address of principal executive offices including zip code)


                                (716) 546-1970
             (Registrant's telephone number including area code)


     Fieldcrest Corp., 2111 Canyon Crest Avenue, San Ramon, California   94583
         (Former name or former address, if changed since last report)



               This report consists of 41 sequentially numbered pages.

Item 1.  Changes in Control of Registrant.

As a result of the consummation of the Agreement and Plan of Reorganization discussed under Item 2 below, control of the Registrant has changed.

Item 2.  Acquisition or Disposition of Assets.

On July 28, 1998, Fieldcrest Corp. (the "Registrant") and SoftLock Services, Inc. ("SoftLock Services"), a Delaware corporation, consummated a Plan and Agreement of Reorganization (the "Agreement") whereby the Registrant acquired all of the issued and outstanding shares of common stock of SoftLock Services in exchange for 354,861,000 shares of the Registrant's "restricted" Common Stock (7,097,220 shares after giving effect to a 1 for 50 reverse split, effective August 10, 1998, discussed below), representing 90% of the total shares outstanding.

The transaction has been accounted for as a reverse acquisition, with SoftLock Services as the accounting acquiror. The Registrant has adopted the fiscal year end of December 31, which is the reporting year of the accounting acquiror.

Concurrently with the closing of the Agreement, the former officer and director of the Registrant resigned, and the following persons were appointed and elected to the positions indicated:

Name                            Age            Position

Jonathan Schull                 46             President and a Director

Martin Presberg                 34             Vice President of Operations,
                                               Secretary and a Director

Francis J. Knott                51             Director

Rodney Conard                   51             Director

Maurice LaFlamme                46             Director

The directors of the Registrant are elected to hold office until the next Annual meeting of shareholders or until a successor has been elected and qualified. Officers of the Registrant are elected annually by the Board of Directors and hold office until their successors are duly elected and qualified.

There are no family relationships between the officers and directors of the Registrant.

The Registrant presently has no nominating, audit or compensation committee. The new Board of Directors plans to consider implementation of these committees.
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

Heather Anderson, the Registrant's former officer and director, will continue to be actively involved in the Registrant, as an advisor to the Board.

In connection with the acquisition, the Registrant's Board of Directors and shareholders approved several amendments to the Registrant's Certificate of Incorporation to (i) change the name of the Registrant to "SoftLock.com, Inc.",
(ii) change the authorized number of shares of Common Stock to 25,000,000 and
(iii) change the par value of the Common Stock to $.01, and approved a 1 for 50 reverse stock split ("split") of the outstanding shares of Common Stock.
The effective date of the amendments to the Certificate of Incorporation and the reverse split was August 10, 1998.


Business of the Registrant

The Registrant will continue the business of SoftLock Services, which, since 1992, has been providing tools and services for the protection and sale of redistributable digital products over the Internet and on digital media. Publishers of digital products, including research reports, newsletters, electronic books and software, use the Registrant's tools to lock their products. These products are then freely distributed on the Internet or by CD-Rom. When a prospective customer receives a SoftLocked product, the customer can view a portion of the final product (i.e. "demo" the product), and, if the customer then wishes to purchase the product, the customer must purchase a password. Passwords may be purchased 24 hours a day, seven days a week, via World Wide Web, e-mail or fax. When entered, the password permanently unlocks the product for that customer's use. However, when a SoftLocked product is copied from one context to another, it automatically relocks (returns to "demo" mode) and may not be installed, thereby inviting another purchase.

SoftLock Services recently announced a strategic partnership with Inso Corporation, which plans to incorporate the Registrant's technology into its highly respected DynaText and DynaWeb enterprise publishing and content-management systems.

The Registrant owns a seminal patent in the field of information commerce, and operates several innovative information vending services at www.SoftLock.com and at 1-800-SOFTLOCK. Additional information is available at www.SoftLock.com.

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

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements: The following financial statements of SoftLock Services, Inc. are filed herewith:
                                                                        Page
(i)	Report of Independent Public Accountants                            6

      Balance Sheets - December 31, 1997 and 1996                         7

      Statements of Operations for the Years ended December 31, 1997 and 1996 and for the period from inception (May 11, 1992) to
      December 31, 1997                                                   8

      Statements of Shareholders' Equity for the Years ended
      December 31, 1997 and 1996 and for the period from inception
      (May 11, 1992) through December 31, 1997                            9

      Statements of Cash Flows for the Year ended December 31, 1997 and 1996 and for the period from inception (May 11, 1992) to
      December 31, 1997                                                  10

      Notes to Financial Statements                                     11-17

(ii)  Balance Sheet (unaudited) - June 30, 1998                          18

      Statements of Operations (unaudited) for the Six Months ended
      June 30, 1998 and 1997 and for the period from inception
      (May 11, 1992) to June 30, 1998                                    19

      Statements of Cash Flows (unaudited) for the Six Months ended
      June 30, 1998 and 1997 and for the period from inception
      (May 11, 1992) to June 30, 1998                                    20

      Notes to Financial Statements (unaudited)                          21

(b)   Unaudited Pro Forma Financial Information:

      Introduction to Unaudited Pro Forma Financial Data                 22

      SoftLock.com, Inc. (fka Fieldcrest Corp.) Unaudited Pro Forma
      Balance Sheet as of June 30, 1998                                  23

      SoftLock.com, Inc. (fka Fieldcrest Corp.) Unaudited Pro Forma
      Statement of Operations - interim period ended June 30, 1998       24

      SoftLock.com, Inc. (fka Fieldcrest Corp.) Unaudited Pro Forma
      Statement of Operations - year ended March 31, 1998                25

      Notes to Pro Forma financial statements                            26

(b) Exhibits:  The following exhibits are filed herewith:

       2.1 Plan and Agreement of Reorganization dated May 22, 1998 (incorporated by reference to Exhibit 2.1 to the
           Registrant's Annual Report on Form 10-KSB for the fiscal Year ended March 31, 1998.)

       3.1  Amended and Restated Certificate of Incorporation
            of Fieldcrest Corp.                                       27-31

       3.2 Amended and Restated Bylaws                                32-39

       10.1 Employment agreement, dated July 28, 1998, between the
           Registrant and Jonathan Schull                                40

       23.1 Consent of Arthur Andersen LLP                               41

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

                                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: August 12, 1998                         SOFTLOCK.COM, INC.



                                              By : /s/ Jonathan Schull
                                                   Jonathan Schull
                                                   President


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